Corporate Presentation August 2024 1 Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the first half of 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, and the anticipated timeline for announcing the top-line results from our Phase 1 trial of a subcutaneous dosing option of ACU193. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

Positive Phase 1 clinical trial results presented in 2H 2023 3 Advancing a Next Generation Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) Large market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug Phase 2 (IV) initiated in May 2024; Phase 1 (subcutaneous) TLR expected in 1Q25 $

Early AD Patient Population Represents Significant Market Opportunity 4 STAGES AND CHARACTERISTICS OF AD PROGRESSION Severe DementiaModerate DementiaMild Dementia Mild Cognitive Impairment (MCI) Preclinical AD ~5 Million1 ~2 Million1 Early Alzheimer’s Disease in the U.S. Acumen’s commercial priority Cognitive Decline Behavioral and Psychological Complications Functional Decline 1. 2021 Alzheimer's Association Uptake of first-generation, disease modifying, anti-amyloid beta treatment options is expected to increase, while significant unmet need and room for improvement will persist

AD, Amyloid & Abeta Oligomers

6 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology

Amyloid Beta Oligomers (AβOs) are Widely Recognized as Highly Toxic Agents in AD Pathophysiology 7 1. Lacor et al., 2004 & 2007; Townsend et al., 2006; Batista et al., 2018 2. Cleary et al., 2005; Poling et al., 2008; Cline et al., 2019 3. De Felice et al., 2008; Zempel et al., 2010 Monomers Oligomers Protofibrils Fibrils Plaques Neurotoxic Soluble Amyloid Insoluble Amyloid Mature hippocampal neuron and toxic AβOs bound to dendritic spines Image Lacor et al., 2004. Impair synaptic function1 Contribute to impairment of memory and cognition2 Induce tau hyperphosphorylation3

8 AβOs May Consist of 2 to >200 Aβ PeptidesWhat is an Aβ Oligomer? ____________________ Source: Kelley et al. J Chem Physics 2008. Figure 1. AβOs composed of 3 (a) and 18 (b) Aβ peptides are depicted below. ____________________ Source: Relini et al. Biomolecules 2014. Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 µm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm. Quaternary structures of Aβ oligomers, protofibrils, and fibrils (a) (b)

Sabirnetug: Potential Best-in-Class Immunotherapy for Early AD Sabirnetug's High Selectivity for Toxic AβOs May Provide Meaningful Cognitive Efficacy and Improved Safety 9 Monomers Oligomers Protofibrils Fibrils Plaques Soluble Amyloid Insoluble Amyloid Humanized, affinity matured mAb developed to target toxic Aβ oligomers > 500-fold greater selectivity for AβOs over Aβ monomers > 85-fold greater selectivity for AβOs over Aβ fibrils IgG2 subclass mAb with reduced effector function Sabirnetug discovered in collaboration with Merck & Co. Acumen holds exclusive program rights with no future financial or other obligations due to Merck FDA Fast Track designation for the treatment of early Alzheimer’s disease FDA End of Phase 2 meeting in 4Q 2023 sabirnetug IgG2 Rationally Designed for Improved Efficacy & Safety Large Pharma Discovery Encouraging FDA Interactions

Sabirnetug: Value Proposition 10 The Alzheimer’s disease market is at a key inflection point with recent and expected approvals paving a new path for the treatment of AD … … and sabirnetug is well-positioned to emerge as a potential treatment of choice. Market will likely remain consolidated with Aβ therapies emerging as the primary treatment option over the next few years Stakeholders are encouraged about the advancements in the AD treatment landscape and are working together to enable broader patient access With potential clinical and safety benefits conferred by AβO selectivity, sabirnetug has the opportunity to be a treatment of choice in the broader early AD population

Positive INTERCEPT-AD Phase 1 Results for Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A : SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B : MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg Sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg Sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg Sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg Sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg Sabirnetug or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg Sabirnetug or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg Sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 12

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 13 Target Engagement Assessed by Measuring Sabirnetug-AβO Complex in CSF AβO selective detection (anti-AβΟ mAb) Only Sabirnetug-AβO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner (please see slide 41 for more information) MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 14 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences

Doses Approaching Maximal Target Engagement Support Sabirnetug AβO Mechanism and Helped Guide Dose Selection for Next Study Phase 15 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U1 93 -A βO C om pl ex (A U /m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug- AβO Complex Target Engagement TARGET ENGAGEMENT

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 16 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C en til oi ds 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C en til oi ds 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints 6% slowing of cognitive decline 8% slowing of cognitive decline -2% slowing of cognitive decline 22% slowing of cognitive decline 27% slowing of cognitive decline 23% slowing of cognitive decline 29% slowing of cognitive decline Ef fi ca cy ac hi ev ed Mean reduction in amyloid plaque (centiloids)* Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs). *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 17 PLAQUE REDUCTION

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 18 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 19 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS

Importance of Key Fluid Biomarkers Associated with AD Pathology 20 Tau Pathology: pTau181 pTau217 Neuronal Injury: Total tau Synaptic Injury: Neurogranin VAMP2 Amyloid Pathology: Aβ 42/40 Astrocytic Activation: GFAP • Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD1 • Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone2 • After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology 1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140. Aβ oligomer Amyloid plaque

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses 21 CSF BIOMARKERS pTau181 NeurograninAβ 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 22 MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a G FA P (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -50 0 50 100 Pl as m a pT au 18 1 (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a pT au 21 7 (% c ha ng e fr om b as el in e) 1- 6 w k po st -d os in g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D Progression N orm alization n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test

Sabirnetug Demonstrates Potential for Best-in-Class Safety Compelling Overall Safety Profile, with Low Incidence of ARIA-E 23 SAFETY  Limited incidence of ARIA-E • 10 mg/kg Q4W: 1 asymptomatic case • 25 mg/kg Q2W: 1 asymptomatic case • 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case  No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study • Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes  Broad therapeutic index with convenient monthly dosing • Safety profile may support attractive benefit/risk option for large portion of patients 5 0 Total ARIA-E cases, or ~10% Cases of ARIA-E in ApoE4 homozygotes N=6 0 Deaths, SAEs Related to Study Drug INTERCEPT-AD Phase 1 Safety Data

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Best-in-Class Efficacy and Safety 24  Compelling safety profile with low incidence of ARIA-E  Absence of ARIA-E observed in ApoE4 homozygotes  Broad therapeutic index with convenient monthly dosing  First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ)  Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints  Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

Clinical Development Plans & Strategic Considerations

Ra nd om iz at io n 1: 1: 1 Sabirnetug 35mg/kg Q4W (n ~180) Sabirnetug 50mg/kg Q4W (n ~180) Placebo Q4W (n ~180) Primary Endpoint Change in iADRS1 at 18 months Secondary Endpoints1 CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers Open label extension Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug Patient population: Patients with early AD (MCI or mild dementia due to early AD) ALTITUDE-AD Study Currently Enrolling 1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living 26

27© Copyright 2020 Certara, L.P. All rights reserved. Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak- trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 27

Sabirnetug Subcutaneous Formulation Under Development in Collaboration with Halozyme Potential to Broaden Patient Access and Increase Treatment Convenience • Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug • Halozyme’s drug delivery technology, ENHANZE®, is commercially validated in eight approved therapies available in 100+ countries, with >800,000 patients treated • Current sabirnetug potential target product profile inclusive of no more than single weekly injection Phase 1 bioavailability study ongoing to compare the pharmacokinetics of subcutaneous form of sabirnetug to the IV form 28

Population: Ongoing Phase 1 Subcutaneous Healthy Volunteer Study Topline Results Expected in Q1 2025 Output: IV dose (1/month) (n = 12) • Safety • Subcutaneous bioavailability • Information on flat dosing Subcutaneous dose (1/week) (n = 16) • Healthy volunteers • Age matched to AD population in sabirnetug Phase 1 (INTERCEPT-AD) study

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development JANICE HITCHCOCK, PHD VP, Regulatory Affairs ROBERT DEAN, MD, PHD Sr. Development Advisor, Biomarkers and Analytical Methods JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 30 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR JAMES DOHERTY, PHD President & Chief Development Officer

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate:  Issued patents in 19 countries  Composition of matter patents and methods of use run into July 2031  Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug  US provides 12 years market exclusivity for novel biologics  Europe provides 10 years of market exclusivity for novel biologics 31

Milestones Achieved in 2024 and Anticipated in 2025 ~$281M Cash, cash equivalents and marketable securities as of June. 30, 2024 32 MILESTONES STATUS/ EXPECTED TIMING Initiation of ALTITUDE-AD Phase 2 trial  Initiation of Phase 1 subcutaneous trial  Expected Phase 1 subcutaneous topline results 1Q25 Expected completion of enrollment of ALTITUDE-AD TBD We believe that Acumen has the expertise and resources to advance sabirnetug into the first half of 2027

Summary 33  Significant and growing Alzheimer's population in need of additional treatment options  Sabirnetug demonstrates high selectivity for toxic AβOs in AD patients  Positive Phase 1 data strengthen potential for sabirnetug to offer best-in-class efficacy and safety  Phase 2 IV study and Phase 1 subcutaneous study ongoing Key Takeaways Next Steps Anticipate Phase 1 subcutaneous healthy volunteer topline results in Q1 2025 Currently enrolling Phase 2 ALTITUDE-AD study

Appendix www.acumenpharm.com 34

Preclinical Data

Sabirnetug: Extensive Data Package Supporting Development Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.  Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques  Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs  Brain penetration and biodistribution demonstrated in multiple species  Performs like other peripherally administered CNS mAbs  Dose-dependent effects in multiple in vitro neuroprotection assays  Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD  IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)  Nonclinical microhemorrhage studies show no increased risk of microhemorrhage  GLP studies demonstrated acceptable safety supporting clinical dosing plans including Ph 2 SELECTIVITY PHARMACOLOGY PK/PD SAFETY 36

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM SELECTIVITY Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 37

Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY Sabirnetug binds to oligomeric species of Aβ that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab) Sabirnetug Binds to a Wide Range of Oligomeric Species of Aβ 38

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AβOs species ____________________ Sources: E. Cline et al. CTAD 2019. Sabirnetug is Highly Selective for AβOs Versus Aβ Plaques 39 Sabirnetug staining in human AD brain slices sabirnetug (red) binds non-Thioflavin S positive Aβ (green) SELECTIVITY Sabirnetug has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

PHARMACOLOGYSELECTIVITY After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells. AβOs Bind to Neurons and are Toxic; Mouse Analogue of Sabirnetug Prevents Toxicity 40 ACU3B3 prevents AβO inhibition of hippocampal LTP ex vivo Control Aβ42 (50 nM) Aβ42 (50 nM) + ACU3B3 (100 pM) ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized sabirnetug (ACU193) ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures

Murine parent version of sabirnetug (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements 41 Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment PHARMACOLOGYSELECTIVITY Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment MWM swim speed abnormality (**p<0.02). Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.

Sabirnetug engages target AβOs in transgenic mouse brain (tg2576) and is found in CSF of patients with early AD PK/PD Sabirnetug Enters the CNS and Binds to AβOs in Transgenic Mice and Patients with Early AD in a Dose Dependent Manner 42 PHARMACOLOGYSELECTIVITY Target Engagement Data* from INTERCEPT-AD Phase 1 Study MAD Cohorts in Patients with Early AD *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). AβO/sabirnetug Complex Levels in tg2576 Mouse Brain